UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 1, 2010

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70160 Sun Valley Drive Rancho Mirage, CA	92270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 818-0615

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On February 1, 2010, the board of directors of the American Energy Fields, Inc. (the “Company”) approved the dismissal of George Stewart, CPA (“Stewart”) as the Company’s independent registered public accounting firm.  Stewart’s dismissal was effective immediately.

During the fiscal years ended March 31, 2009 and 2008, Stewart’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except Stewart’s audit report for the years ended March 31, 2009 and 2008 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended March 31, 2009 and 2008 and the subsequent period through February 1, 2010, (i) there were no disagreements between the Company and Stewart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stewart, would have caused Stewart to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On February 4, 2010, the Company provided Stewart with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Stewart furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 4, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On February 1, 2010, the Company engaged KBL, LLP (“KBL”) as its independent registered public accounting firm for the Company’s fiscal year ended March 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 1, 2010.

During the years ended March 31, 2009 and 2008 and the subsequent interim period through February 1, 2010, the Company did not consult with KBL regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
16.1	Letter from George Stewart, CPA, dated February 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ENERGY FIELDS, INC.

Date: February 5, 2010	By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from George Stewart, CPA, dated February 4, 2010